SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 7, 2018

Date of Report (Date of earliest event reported)

Steele Oceanic Corporation

(Exact name of registrant as specified in its charter)

OKLAHOMA

(State or other jurisdiction of incorporation)

000-53474

(Commission File Number)

81-1294537

(I.R.S. Employer Identification No.)

2658 Del Mar Heights Rd. #520 Del Mar, CA 92014

(Address of principal executive offices)

(858) 847-9090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm.

Effective March 7, 2018, the Registrant dismissed MALONEBAILEY, LLP as its independent registered public accounting firm. MALONEBAILEY, LLP, which firm was engaged by the Registrant’s on March 5, 2014 and audited our financial statements for the period of October 1, 2016 through October 31, 2016 as well as review our quarterly financial statements for January 31, 2017, April 30,2017, and July 31, 2017. The change in the Registrant’s auditors was recommended and approved by the Board of Directors of the Registrant.

MALONEBAILEY, LLP issued its auditors’ report on the financial statements for the period of October 1, 2016 through October 31, 2016 which included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern disclosure described above, the auditors’ report of MALONEBAILEY, LLP on the financial statements of the Registrant for the period of October 1, 2016 through October 31, 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the period of October 1, 2016 through October 31, 2016 and through the date of the termination of MALONEBAILEY, LLP there have been no disagreements with MALONEBAILEY, LLP (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MALONEBAILEY, LLP , would have caused them to make reference thereto in their report on financial statements for such years.

During the period of October 1, 2016 through October 31, 2016 and through the date of the dismissal of MALONEBAILEY, LLP, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K., except for the following internal control and procedure weaknesses: There are control deficiencies regarding the lack of segregation of duties (we did not effectively segregate certain accounting duties due to the small size of our accounting staff) and the need for a stronger internal control environment. (fully integrated financial consolidation and reporting system throughout the period and as a result, adjustments relating were required in order to produce financial statements for external reporting purposes)

The Registrant provided MALONEBAILEY, LLP with a copy of this Current Report on Form 8-K, and requested that MALONEBAILEY, LLP furnish the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether MALONEBAILEY, LLP agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree.  The Registrant has received the requested letter from MALONEBAILEY, LLP, and a copy of MALONEBAILEY, LLP ‘s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On March 9, 2018, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged D. Brooks and Associates CPA’s, P.A. as its independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending October 31, 2017 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ended January 31, 2018.

During the fiscal year ended October 31, 2016, and through the date of the engagement of D. Brooks and Associates CPA’s, P.A., neither the Registrant nor anyone on its behalf has consulted with D. Brooks and Associates CPA’s, P.A., regarding either:

(a)

The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that D. Brooks and Associates CPA’s, P.A., concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(b)	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

(d) Exhibits Number Description 16.1

16.1  Letter of MALONEBAILEY, LLP, dated March 9, 2018, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steele Oceanic Corporation

/s/ Carlos Faria

Carlos Faria

CEO

Date: March 9, 2018

EXHIBIT INDEX

 Number

Description

16.1	Letter of MALONEBAILEY, LLP, dated March 9, 2018, regarding change in independent registered public accounting firm.